UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 11, 2005

3COM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-12867	94-2605794
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Campus Drive Marlborough, Massachusetts 01752
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (508) 323-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement.

On November 11, 2005, the Compensation Committee of the Board of Directors of 3Com Corporation (the “Company”) approved the issuance of an option to purchase 200,000 shares of the Company’s common stock and a grant of 100,000 shares of restricted common stock to Neal Goldman, the Company’s Senior Vice President, Management Services, General Counsel and Secretary. The stock option grant was made pursuant to the Company’s Form of Non-Qualified Stock Option Agreement, a copy of which is attached hereto as Exhibit 10.1, and vests annually over four years. The restricted stock grant was made pursuant to the Company’s Form of Restricted Stock Agreement (Time-Based Vesting), a copy of which is attached hereto as Exhibit 10.2, and vests annually over two years.

ITEM 9.01	Financial Statements and Exhibits

(c)	Exhibits

		Incorporated by Reference
Exhibit Number	Exhibit Description	Form	File No.	Exhibit	Filing Date	Filed Herewith
10.1	Form of Non-Qualified Stock Option Agreement *	10-K	000-12867	10.8	8/5/05
10.2	Form of Restricted Stock Agreement (Time-Based Vesting) *					X

* Indicates a management contract or compensatory plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3COM CORPORATION

Date: November 16, 2005	By:	/s/ Neal D. Goldman
Neal D. Goldman Senior Vice President, Management Services, General Counsel and Secretary

EXHIBIT INDEX

		Incorporated by Reference
Exhibit Number	Exhibit Description	Form	File No.	Exhibit	Filing Date	Filed Herewith
10.1	Form of Non-Qualified Stock Option Agreement *	10-K	000-12867	10.8	8/5/05
10.2	Form of Restricted Stock Agreement (Time-Based Vesting) *					X

* Indicates a management contract or compensatory plan.